UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Edmund F. Murphy III
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2015

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Multi-Manager Small Cap Growth Fund
(Institutional and Initial Class)
Annual Report
December 31, 2015
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Great-West Funds, Inc. and Great-West Capital Management, LLC retained Lord Abbett & Co. LLC (“Lord Abbett”), Peregrine Capital Management, Inc. (“Peregrine”), and Putnam Investments (“Putnam”) as co-sub-advisers to the Fund. These managers have built strong long-term performance records using different investment styles. We believe that the pairing of these three managers in a single investment portfolio will allow shareholders to benefit from the opportunity to outperform in various types of market scenarios.
Since inception on September 10, 2015, the Great-West Multi-Manager Small Cap Growth Fund (Institutional Class shares) returned -6.30%, relative to a -1.87% return for the Russell 2000® Growth Index, its benchmark, during the same period. Lord Abbett, Peregrine, and Putnam underperformed the Fund’s benchmark.
Lord Abbett Commentary
Domestic equity markets endured a bit of volatility during the period since the Fund’s inception in September, 2015, with the S&P 500® Index ultimately rising 5.96% from September 10, 2015 through December 31, 2015 (the “performance period”). One prevailing market theme during this period was the outperformance of large and mega-cap stocks relative to their smaller peers. During this timeframe, large-cap stocks, as measured by the Russell 1000 Index, returned 5.03%, while small-cap stocks, as measured by the Russell 2000 Index, declined 0.56%, and micro-cap stocks, as measured by the Russell Micro Cap Index, dropped by 1.55%. Domestic economic data was generally supportive during the period, leading the U.S. Federal Reserve to raise the target federal funds rate for the first time since 2006. Data from the Bureau of Labor Statistics showed that the domestic unemployment rate dropped to 5% in October and remained unchanged through the remainder of the year.
The industrials sector detracted most from performance. Within this sector, the Fund’s holdings of Builders FirstSource, Inc., a supplier and manufacturer of building products for residential new construction, detracted most. Shares of the company experienced some weakness after a private equity firm announced it would sell a third of its stake in Builders FirstSource. Another detractor within this sector was the Fund’s position in US Ecology, Inc., a provider of waste management services to commercial and government entities. Shares of US Ecology fell after the company reported third quarter earnings below consensus estimates, leading management to lower its full year guidance.
Security selection in the health care sector also detracted from relative performance during the performance period. Within this sector the Fund’s holdings of Amicus Therapeutics, Inc., a biopharmaceutical company, detracted most. Shares of Amicus Therapeutics declined amid indications that the filing of one of their drugs with the FDA would be delayed. Another detractor within this sector was the Fund’s position in LDR Holding Corp., a global medical device company. Shares of LDR fell after the company preannounced third quarter revenue results in early October, missing consensus estimates for the first time since its initial public offering in 2013.
The information technology sector was the largest contributor to relative performance during the performance period. Within this sector, the Fund’s holdings of TrueCar, Inc., an online platform that provides market-based pricing data on new and used cars, contributed most. Shares of TrueCar rose as a lawsuit against the company was dismissed. Another contributor within this sector was the Fund’s position in MaxLinear, Inc., a provider of integrated radio-frequency semiconductor products. Shares of MaxLinear rose in early November as the company reported third quarter revenue slightly above preannounced numbers and offered fourth quarter revenue guidance above consensus estimates as well.
The top individual contributor to relative performance during the performance period was the Fund’s position in Pacific Biosciences of California, Inc., the developer of medical technology that enables the observation of DNA synthesis in real-time. Shares of Pacific Biosciences rose after the company announced an earlier than anticipated launch of a new version of their medical technology. Another top contributor was the Fund’s position in Ophthotech Corp., a biopharmaceutical company. Shares of Ophthotech rose as the company completed the enrollment for a key phase III clinical trial, which would allow for data from the trial to be reported in the back half of 2016, and the drug to be potentially launched the following year.
Declining energy prices and slowing global growth have weighed on the energy and materials sectors. Conversely, low energy prices and a strong U.S. dollar have created a favorable environment for the U.S. consumer and domestically oriented “high-growth” companies. We have positioned the portion of the Fund managed by Lord Abbett with an emphasis on secular growth sectors such as information technology and consumer discretionary, while maintaining our underweight to the energy and materials sectors, which continued to exhibit weakness at year end.
Peregrine Commentary
As has been the case for several years, macroeconomic issues have been the focus for investors in 2015. During the fourth quarter in particular, still resilient U.S. economic growth continued to be doubted while the Federal Reserve inched toward their first rate increase of this cycle, which was executed in December. Other prominent areas of focus in the macro included the strength of the U.S. Dollar, oil price weakness, slowing growth in China, foreign policy concerns, Middle East turmoil, and terrorism risk. To varying degrees, the same factors have dominated the narrative for years.
We began managing a portion of the Fund in September, just before the start of the fourth quarter, a period which was characterized by unusual market action. The Russell 2000 Growth Index lost 13.1% during the three months ending September 30, 2015. However, in October a sharp reversal occurred, and the Index rose 5.7%. This was followed by a 3.7% gain in November, and a 4.8% loss in December. While we have seen it before, volatility of this magnitude is unusual, even within the small growth space. In this particular case, the snap-back rally off the September lows was driven by what had been the market’s worst performing stocks, while stocks that had been strong performers year-to-date underperformed in October – commonly referred to as a “laggard’s rally”.
The portion of the Fund managed by Peregrine underperformed for the quarter almost entirely due to the impact of the October “laggard’s rally.” While positive in absolute terms, October results lagged the benchmark by approximately four percentage points. Relative performance then improved in the November-December timeframe, with performance nearly in line with benchmark returns. We believe three factors contributed to October’s underperformance for the portion of the Fund managed by Peregrine:

•	The Laggard’s Rally: Many of the Fund’s stocks had been among the market’s best performers during the first nine months of 2015, and few were dramatic laggards. In October, many of these leaders, which were owned in the Fund, lagged, while many of the market’s laggards, which we did not own, rallied. This was an important contributor to relative weakness.
•	Risk Aversion: Heightened investor caution was evident during earnings season, during which stock price reactions to fundamentals had a distinct, downward bias. The rewards for strong earnings and outlooks were scant, while the punishment for shortfalls was unusually severe. This had an impact on a broad cross-section of Fund holdings.
•	Fundamental Weakness: The Fund experienced five investment thesis violations. Given the risk-aversion noted above, these were met with unusually harsh stock price reactions.
Looking ahead we expect the same macro-level concerns to be front and center in investor’s minds. In addition, following a year of flat corporate earnings, we expect investors to focus on trends in sales, earnings, and more importantly, forward-looking expectations during this earnings season. In the portion of the Fund managed by Peregrine, we will continue to consistently execute our fundamentally-driven, bottom-up style. From our long history managing small cap growth portfolios, we know that this has been the best way to deliver strong, long-term returns.
Putnam Commentary
The Fund underperformed its benchmark, the Russell 2000 Growth Index, since its inception on September 10, 2015 through December 31, 2015. Stock selection effects and sector allocation effects, a residual of the investment process, detracted from performance.
Results from the consumer discretionary, industrials, and telecommunication services sectors contributed most to performance. Within the consumer discretionary sector, overweight positions in Gray Television, 2U, and Cooper-Standard and an out-of-benchmark position in Visteon added the most value. An out-of-benchmark position in Engility, an overweight position in On Assignment, and lack of exposure to Allegiant Travel added the most value within the industrials sector. Overweight positions in Cogent Communications and InContact and an out-of-benchmark position in Iridium added the most value within the telecommunication services sector.
Results from the health care, information technology, and financials sectors detracted from performance. Within the health care sector, overweight positions in AMAG Pharmaceuticals, Sucampo Pharmaceuticals, and Aratana Therapeutics weighed most on results. An out-of-benchmark position in Mentor Graphics and overweight positions in Barracuda Networks and QAD detracted most from performance within the information technology sector. Within the financials sector, an out-of-benchmark position in First Bancorp and lack of exposure to CubeSmart, MarketAxess, and Bank of the Ozarks detracted most from performance.
Our strategy remains committed to its disciplined investment philosophy and process in which the portfolio manager invests with a bottom-up investment process that seeks to generate excess returns through a combination of fundamental and quantitative investment techniques. Sector weights are a residual of the investment process.

In keeping with the benchmark, the largest allocations are to the health care and information technology sectors and the largest active sector weights are to the health care and telecommunication services sectors for the portion of the Fund managed by Putnam. Within the health care sector, the portion of the Fund managed by Putnam is most exposed to the pharmaceuticals (Jazz and Cardiome), health care supplies (ICU Medical, Alere) and the biotechnology industries (Prothena, AMAG). The largest active positions within the telecommunication services sector include overweight positions in alternative carriers Inteliquent and UCN. The portion of the Fund managed by Putnam is most underweight the information technology and consumer discretionary sectors.
The views and opinions in this report were current as of December 31, 2015 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted. Fund returns are net of fees unless otherwise noted.
Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from September 10, 2015 through December 31, 2015.

Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2015
	One Year	Five Year	Since Inception(a)
Institutional Class	N/A	N/A	-6.30%
Initial Class	N/A	N/A	-6.40%
(a) Fund commenced operations on September 10, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2015
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	36.54%
Technology	19.07
Consumer, Cyclical	12.08
Industrial	10.90
Financial	9.28
Communications	8.24
Energy	1.78
Basic Materials	1.40
Exchange Traded Funds	0.71
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 10, 2015 to December 31, 2015).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(09/10/15)	(12/31/15)	(09/10/15–12/31/15)
Institutional Class
Actual	$1,000.00	$ 937.00	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.55
Initial Class
Actual	$1,000.00	$ 936.00	$6.10
Hypothetical (5% return before expenses)	$1,000.00	$1,018.91	$6.36
*	Expenses are equal to the Fund's annualized expense ratio of 0.90% for the Institutional Class and 1.25% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 112/365 days to reflect the share class's inception date of September 10, 2015 through December 31, 2015.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2015
Shares		Fair Value
COMMON STOCK
Basic Materials — 1.37%
5,319	American Vanguard Corp	$ 74,519
9,810	Calgon Carbon Corp	169,223
1,064	Innophos Holdings Inc	30,835
2,766	Innospec Inc	150,221
1,100	Minerals Technologies Inc	50,446
7,390	Ring Energy Inc(a)	52,100
8,690	Steel Dynamics Inc	155,290
		682,634
Communications — 8.08%
7,659	A10 Networks Inc(a)	50,243
7,127	CalAmp Corp(a)	142,041
10,480	Chegg Inc(a)	70,530
1,360	Ciena Corp(a)	28,138
19,149	Cincinnati Bell Inc(a)	68,936
3,298	Cogent Communications Holdings Inc	114,408
2,978	Discovery Communications Inc Class A(a)	79,453
14,182	Entravision Communications Corp	109,343
4,035	Etsy Inc(a)	33,329
4,405	Gigamon Inc(a)	117,041
6,568	Gogo Inc(a)	116,910
6,581	Gray Television Inc(a)	107,270
11,550	Houghton Mifflin Harcourt Co(a)	251,559
3,404	IDT Corp Class B	39,691
14,685	Infinera Corp(a)	266,092
6,465	Inteliquent Inc	114,883
4,440	Intralinks Holdings Inc(a)	40,271
4,362	Iridium Communications Inc(a)	36,685
4,626	Ixia (a)	57,501
6,240	Marketo Inc(a)	179,150
8,150	Media General Inc(a)	131,623
1,915	NeuStar Inc Class A(a)	45,903
1,505	Nexstar Broadcasting Group Inc	88,344
7,940	Pandora Media Inc(a)	106,475
3,695	Q2 Holdings Inc(a)	97,437
2,619	Rapid7 Inc(a)	39,626
2,183	RingCentral Inc(a)	51,475
15,748	Rubicon Project Inc(a)	259,055
23,303	Ruckus Wireless Inc(a)	249,575
9,361	ShoreTel Inc(a)	82,845
638	Shutterfly Inc(a)	28,429
684	Stamps.com Inc(a)	74,973
1,503	Textura Corp(a)	32,435
10,309	TrueCar Inc(a)	98,348
1,560	Ubiquiti Networks Inc(a)	49,436
3,670	Web.com Group Inc(a)	73,437
7,230	West Corp	155,951
3,227	Wix.com Ltd(a)	73,414
6,490	Zendesk Inc(a)	171,596
830	Zillow Group Inc Class A(a)	21,613
Shares		Fair Value
Communications — (continued)
2,790	Zillow Group Inc Class C(a)	$ 65,509
		4,020,973
Consumer, Cyclical — 11.84%
4,010	American Axle & Manufacturing Holdings Inc(a)	75,949
1,062	American Woodmark Corp(a)	84,939
4,787	Ascena Retail Group Inc(a)	47,152
2,234	Beacon Roofing Supply Inc(a)	91,996
1,231	Big Lots Inc	47,443
3,566	Brinker International Inc	170,990
1,383	Brunswick Corp	69,855
2,990	Burlington Stores Inc(a)	128,271
2,978	Caleres Inc	79,870
3,085	Carmike Cinemas Inc(a)	70,770
1,276	Cedar Fair LP	71,252
7,820	Chico's FAS Inc	83,439
745	Children's Place Inc	41,124
2,235	Chuy's Holdings Inc(a)	70,045
2,067	Coach Inc	67,653
1,808	Conn's Inc(a)	42,434
2,447	Cooper Tire & Rubber Co	92,619
1,170	Cooper-Standard Holding Inc(a)	90,780
6,370	Copart Inc(a)	242,124
9,990	Del Taco Restaurants Inc(a)	106,394
3,750	Dick's Sporting Goods Inc	132,563
2,127	DSW Inc Class A	50,750
5,496	Duluth Holdings Inc(a)	80,187
2,659	Ethan Allen Interiors Inc	73,973
4,043	Express Inc(a)	69,863
10,220	Extended Stay America Inc	162,498
1,988	Fox Factory Holding Corp(a)	32,862
1,064	G&K Services Inc Class A	66,926
4,550	Gentherm Inc(a)	215,670
1,739	GNC Holdings Inc	53,944
3,069	Habit Restaurants Inc Class A(a)	70,771
3,048	iRobot Corp(a)	107,899
7,420	Kate Spade & Co(a)	131,853
12,660	Krispy Kreme Doughnuts Inc(a)	190,786
4,032	LGI Homes Inc(a)	98,099
8,430	Lions Gate Entertainment Corp	273,048
10,197	Malibu Boats Inc Class A(a)	166,925
2,187	Marcus Corp	41,487
2,375	MarineMax Inc(a)	43,748
3,404	MCBC Holdings Inc(a)	46,635
1,808	Men's Wearhouse Inc	26,541
5,130	Mobile Mini Inc	159,697
4,468	National CineMedia Inc	70,192
788	Oxford Industries Inc	50,290
1,489	Papa John's International Inc	83,190
11,710	Party City Holdco Inc(a)	151,176
3,617	Penn National Gaming Inc(a)	57,944
4,787	Regal Entertainment Group Class A	90,331
1,318	Rentrak Corp(a)	62,645
1,596	Scotts Miracle-Gro Co Class A	102,958
5,084	Sequential Brands Group Inc(a)	40,214
2,659	Sonic Corp	85,912
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2015
Shares		Fair Value
Consumer, Cyclical — (continued)
1,702	Steven Madden Ltd(a)	$ 51,434
4,346	Tile Shop Holdings Inc(a)	71,274
2,416	Virgin America Inc(a)	87,000
1,756	Visteon Corp(a)	201,062
23,656	Wabash National Corp(a)	279,851
6,990	William Lyon Homes Class A(a)	115,335
2,447	Wolverine World Wide Inc	40,889
6,403	Zoe's Kitchen Inc(a)	179,156
		5,892,677
Consumer, Non-Cyclical — 35.81%
2,873	ACADIA Pharmaceuticals Inc(a)	102,422
2,089	Acceleron Pharma Inc(a)	101,860
26,246	Accuray Inc(a)	177,161
3,430	Adeptus Health Inc Class A(a)	187,004
5,360	Akorn Inc(a)	199,982
2,330	Alder Biopharmaceuticals Inc(a)	76,960
3,510	Alere Inc(a)	137,206
1,500	Alnylam Pharmaceuticals Inc(a)	141,210
6,648	AMAG Pharmaceuticals Inc(a)	200,703
8,450	AMN Healthcare Services Inc(a)	262,372
11,710	Amplify Snack Brands Inc(a)	134,899
1,489	Amsurg Corp(a)	113,164
610	Anacor Pharmaceuticals Inc(a)	68,912
2,270	Analogic Corp	187,502
1,170	Andersons Inc	37,007
3,384	Applied Genetic Technologies Corp(a)	69,034
3,404	Ardelyx Inc(a)	61,680
6,914	ARIAD Pharmaceuticals Inc(a)	43,213
12,979	AtriCure Inc(a)	291,249
1,470	aTyr Pharma Inc(a)	14,450
2,234	Avis Budget Group Inc(a)	81,072
851	Barrett Business Services Inc	37,053
1,489	BioSpecifics Technologies Corp(a)	63,982
3,296	Blueprint Medicines Corp(a)	86,817
1,808	Bright Horizons Family Solutions Inc(a)	120,774
1,853	Calavo Growers Inc	90,797
1,276	Cal-Maine Foods Inc	59,130
1,970	Cambrex Corp(a)	92,767
7,650	Capital Senior Living Corp(a)	159,579
23,255	Cardiome Pharma Corp(a)	188,598
1,808	Cardtronics Inc(a)	60,839
2,447	Catalent Inc(a)	61,248
957	CEB Inc	58,750
12,420	Celldex Therapeutics Inc(a)	194,746
3,370	Cempra Inc(a)	104,908
1,383	Centene Corp(a)	91,015
5,541	Cepheid Inc(a)	202,413
27,380	Cerus Corp(a)	173,042
1,261	Charles River Laboratories International Inc(a)	101,372
1,383	Chemed Corp	207,173
2,476	Coherus Biosciences Inc(a)	56,849
1,383	CONMED Corp	60,921
3,073	Coty Inc Class A	78,761
2,127	Depomed Inc(a)	38,563
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
4,108	DexCom Inc(a)	$ 336,445
2,266	Diamond Foods Inc(a)	87,354
7,929	Dynavax Technologies Corp(a)	191,565
425	Eagle Pharmaceuticals Inc(a)	37,685
2,234	Emergent BioSolutions Inc(a)	89,382
5,230	Endologix Inc(a)	51,777
7,140	Ensign Group Inc	161,578
2,127	Entellus Medical Inc(a)	35,861
1,059	Epizyme Inc(a)	16,965
1,915	Farmer Bros Co(a)	61,797
4,283	Five Prime Therapeutics Inc(a)	177,745
4,890	Flexion Therapeutics Inc(a)	94,230
1,450	Foundation Medicine Inc(a)	30,537
1,815	Genomic Health Inc(a)	63,888
3,712	Glaukos Corp(a)	91,649
3,404	Globus Medical Inc Class A(a)	94,699
1,915	Grand Canyon Education Inc(a)	76,830
2,127	Greatbatch Inc(a)	111,668
3,574	Halozyme Therapeutics Inc(a)	61,937
1,170	Health Net Inc(a)	80,098
11,991	HealthEquity Inc(a)	300,614
2,553	HealthSouth Corp	88,870
1,276	Heartland Payment Systems Inc	120,990
4,040	ICON PLC(a)	313,908
1,596	ICU Medical Inc(a)	179,997
2,234	Immune Design Corp(a)	44,859
957	Impax Laboratories Inc(a)	40,921
6,259	Inogen Inc(a)	250,923
3,510	Inotek Pharmaceuticals Corp(a)	39,768
2,553	Insulet Corp(a)	96,529
3,085	Insys Therapeutics Inc(a)	88,324
2,568	Intra-Cellular Therapies Inc(a)	138,133
2,540	Intrexon Corp(a)	76,581
851	Ionis Pharmaceuticals Inc(a)	52,702
2,659	Jazz Pharmaceuticals PLC(a)	373,749
2,234	John B Sanfilippo & Son Inc	120,703
1,832	K2M Group Holdings Inc(a)	36,164
8,189	KAR Auction Services Inc	303,239
3,298	Kforce Inc	83,373
1,808	Korn/Ferry International	59,989
1,808	Landauer Inc	59,519
3,192	Lannett Co Inc(a)	128,063
7,668	LDR Holding Corp(a)	192,543
753	Lendingtree Inc(a)	67,228
3,471	LifeLock Inc(a)	49,809
2,280	LifePoint Health Inc(a)	167,352
638	Ligand Pharmaceuticals Inc(a)	69,172
2,659	Live Nation Entertainment Inc(a)	65,332
8,298	Merrimack Pharmaceuticals Inc(a)	65,554
7,447	MiMedx Group Inc(a)	69,778
425	Molina Healthcare Inc(a)	25,555
2,990	Monro Muffler Brake Inc	197,998
15,531	Monster Worldwide Inc(a)	88,993
1,489	Myriad Genetics Inc(a)	64,265
3,404	Neurocrine Biosciences Inc(a)	192,564
4,676	Nevro Corp(a)	315,677
4,149	Novavax Inc(a)	34,810
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2015
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
2,340	Nutraceutical International Corp(a)	$ 60,419
6,424	NxStage Medical Inc(a)	140,750
6,848	On Assignment Inc(a)	307,818
6,146	OncoMed Pharmaceuticals Inc(a)	138,531
3,101	Ophthotech Corp(a)	243,522
10,953	OraSure Technologies Inc(a)	70,537
12,982	Pacific Biosciences of California Inc(a)	170,454
3,930	Pacira Pharmaceuticals Inc(a)	301,785
9,430	Patriot National Inc(a)	63,275
3,915	Paylocity Holding Corp(a)	158,753
1,816	Penumbra Inc(a)	97,719
2,234	Pinnacle Foods Inc	94,856
3,761	Portola Pharmaceuticals Inc(a)	193,503
10,000	POZEN Inc(a)	68,300
2,127	Prestige Brands Holdings Inc(a)	109,498
3,343	Prothena Corp PLC(a)	227,692
1,383	Providence Service Corp(a)	64,890
2,022	PTC Therapeutics Inc(a)	65,513
1,580	Radius Health Inc(a)	97,233
10,957	RadNet Inc(a)	67,714
2,350	Relypsa Inc(a)	66,599
4,680	Repligen Corp(a)	132,397
2,912	Revance Therapeutics Inc(a)	99,474
6,701	Rockwell Medical Inc(a)	68,618
6,840	RPX Corp(a)	75,240
2,348	Sage Therapeutics Inc(a)	136,888
1,016	Sanderson Farms Inc	78,760
2,180	Sarepta Therapeutics Inc(a)	84,104
5,957	Select Medical Holdings Corp	70,948
1,135	Seres Therapeutics Inc(a)	39,827
1,245	Spark Therapeutics Inc(a)	56,411
12,077	Spectranetics Corp(a)	181,880
6,276	STAAR Surgical Co(a)	44,811
957	STERIS Corp	72,100
5,816	Sucampo Pharmaceuticals Inc Class A(a)	100,559
3,298	Supernus Pharmaceuticals Inc(a)	44,325
8,330	Surgery Partners Inc(a)	170,682
2,447	Surgical Care Affiliates Inc(a)	97,415
9,685	Synergy Pharmaceuticals Inc(a)	54,914
1,064	Team Health Holdings Inc(a)	46,699
8,463	Teladoc Inc(a)	151,995
4,537	TESARO Inc(a)	237,376
1,062	Tokai Pharmaceuticals Inc(a)	9,261
21,808	TransEnterix Inc(a)	54,084
4,468	Trevena Inc(a)	46,914
10,643	TrueBlue Inc(a)	274,164
3,678	Tumi Holdings Inc(a)	61,165
412	Ultragenyx Pharmaceutical Inc(a)	46,218
2,127	uniQure NV(a)	35,181
3,780	Vantiv Inc Class A(a)	179,248
745	WellCare Health Plans Inc(a)	58,266
1,915	West Pharmaceutical Services Inc	115,321
4,550	WhiteWave Foods Co Class A(a)	177,041
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
7,539	Zeltiq Aesthetics Inc(a)	$ 215,088
		17,824,132
Energy — 1.75%
12,340	Callon Petroleum Co(a)	102,916
2,234	Delek US Holdings Inc	54,956
2,808	Diamondback Energy Inc(a)	187,855
4,787	EP Energy Corp Class A(a)	20,967
17,488	Flotek Industries Inc(a)	200,063
1,064	Gulfport Energy Corp(a)	26,142
3,085	Matrix Service Co(a)	63,366
9,610	Memorial Resource Development Corp(a)	155,202
1,064	SM Energy Co	20,918
3,170	Sunrun Inc(a)	37,311
		869,696
Financial — 9.09%
1,702	AmTrust Financial Services Inc	104,809
3,680	Argo Group International Holdings Ltd	220,211
4,068	BofI Holding Inc(a)	85,631
3,794	Cardinal Financial Corp	86,314
5,531	Communications Sales & Leasing Inc REIT(a)	103,374
3,404	Customers Bancorp Inc(a)	92,657
4,468	Employers Holdings Inc	121,976
1,205	Encore Capital Group Inc(a)	35,041
12,017	Essent Group Ltd(a)	263,052
5,130	Evercore Partners Inc Class A	277,379
2,766	FCB Financial Holdings Inc Class A(a)	98,995
4,043	Federated National Holding Co	119,511
23,712	First BanCorp(a)	77,064
1,808	First NBC Bank Holding Co(a)	67,601
6,098	GEO Group Inc REIT	176,293
1,915	HCI Group Inc	66,738
4,362	Heritage Insurance Holdings	95,179
3,275	HomeStreet Inc(a)	71,100
1,944	Lazard Ltd LP Class A	87,500
5,290	LPL Financial Holdings Inc	225,619
1,383	National Health Investors Inc REIT	84,183
2,659	Omega Healthcare Investors Inc REIT	93,012
5,442	On Deck Capital Inc(a)	56,053
1,055	PRA Group Inc(a)	36,598
5,100	QTS Realty Trust Inc Class A	230,061
2,834	RE/MAX Holdings Inc Class A	105,708
3,192	Renasant Corp	109,837
4,546	ServisFirst Bancshares Inc	216,071
1,220	Signature Bank(a)	187,111
4,720	Stifel Financial Corp(a)	199,939
2,230	SVB Financial Group(a)	265,147
6,276	United Insurance Holdings Corp	107,320
8,200	Virtu Financial Inc Class A	185,648
1,060	Virtus Investment Partners Inc	124,508
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2015
Shares		Fair Value
Financial — (continued)
1,031	WageWorks Inc(a)	$ 46,777
		4,524,017
Industrial — 10.68%
3,510	Advanced Energy Industries Inc(a)	99,087
3,124	Aerovironment Inc(a)	92,064
2,127	Altra Industrial Motion Corp	53,345
3,370	AO Smith Corp	258,176
3,270	Apogee Enterprises Inc	142,278
2,031	Applied Optoelectronics Inc(a)	34,852
2,659	Argan Inc	86,152
4,753	Astronics Corp(a)	193,495
1,702	AZZ Inc	94,580
7,940	Boise Cascade Co(a)	202,708
7,317	Builders FirstSource Inc(a)	81,072
2,196	CaesarStone Sdot-Yam Ltd(a)	95,175
957	Chicago Bridge & Iron Co NV	37,313
6,666	Comfort Systems USA Inc	189,448
5,106	Continental Building Products Inc(a)	89,151
2,234	Cubic Corp	105,557
2,022	EnerSys	113,090
1,730	Esterline Technologies Corp(a)	140,130
2,799	Fluidigm Corp(a)	30,257
9,850	GasLog Ltd	81,755
2,590	Genesee & Wyoming Inc Class A(a)	139,057
2,950	Granite Construction Inc	126,584
1,309	Greenbrier Cos Inc	42,700
5,940	Hub Group Inc Class A(a)	195,723
6,800	IMAX Corp(a)	241,672
6,714	Imprivata Inc(a)	75,868
2,978	Jabil Circuit Inc	69,358
1,596	Kadant Inc	64,814
2,891	KapStone Paper & Packaging Corp	65,308
2,072	LSB Industries Inc(a)	15,022
6,354	MasTec Inc(a)	110,433
1,489	Matson Inc	63,476
1,383	MSA Safety Inc	60,119
12,870	NCI Building Systems Inc(a)	159,717
2,740	OSI Systems Inc(a)	242,928
2,447	Patrick Industries Inc(a)	106,444
24,061	PGT Inc(a)	274,055
2,127	Plexus Corp(a)	74,275
837	RBC Bearings Inc(a)	54,062
7,839	Smith & Wesson Holding Corp(a)	172,301
1,596	Standex International Corp	132,707
9,030	Swift Transportation Co(a)	124,795
2,873	Tetra Tech Inc	74,755
1,064	Trex Company Inc(a)	40,475
2,766	Trinseo SA(a)	78,001
2,553	US Concrete Inc(a)	134,441
2,234	Woodward Inc	110,940
Shares		Fair Value
Industrial — (continued)
1,808	XPO Logistics Inc(a)	$ 49,268
		5,318,983
Technology — 18.69%
14,899	2U Inc(a)	416,874
10,570	Acxiom Corp(a)	221,124
1,276	Ambarella Inc(a)	71,124
15,114	Apigee Corp(a)	121,365
3,279	Appfolio Inc(a)	47,873
25,448	Applied Micro Circuits Corp(a)	162,104
2,127	Aspen Technology Inc(a)	80,316
3,936	AVG Technologies NV(a)	78,917
2,659	Barracuda Networks Inc(a)	49,670
8,405	Benefitfocus Inc(a)	305,858
1,808	Blackbaud Inc	119,075
5,960	Bottomline Technologies (DE) Inc(a)	177,191
2,589	BroadSoft Inc(a)	91,547
13,430	Cadence Design Systems Inc(a)	279,478
6,188	Callidus Software Inc(a)	114,911
1,248	Cavium Inc(a)	82,006
5,745	CEVA Inc(a)	134,203
990	Cirrus Logic Inc(a)	29,235
8,202	Cornerstone OnDemand Inc(a)	283,215
2,250	Cray Inc(a)	73,013
2,127	CSG Systems International Inc	76,529
3,682	Cvent Inc(a)	128,539
32,413	Cypress Semiconductor Corp	317,972
6,915	DSP Group Inc(a)	65,278
2,766	Engility Holdings Inc	89,840
11,682	Evolent Health Inc Class A(a)	141,469
21,240	FormFactor Inc(a)	191,160
3,059	Globant SA(a)	114,743
1,766	Hortonworks Inc(a)	38,675
10,106	inContact Inc(a)	96,411
4,536	Inphi Corp(a)	122,563
3,752	Instructure Inc(a)	78,117
2,127	Integrated Device Technology Inc(a)	56,046
3,724	Intersil Corp Class A	47,518
15,107	Lattice Semiconductor Corp(a)	97,742
1,516	Luxoft Holding Inc(a)	116,929
1,489	Manhattan Associates Inc(a)	98,527
9,689	Materialise NV ADR(a)	68,404
4,806	MAXIMUS Inc	270,337
7,379	MaxLinear Inc Class A(a)	108,693
2,350	Medidata Solutions Inc(a)	115,832
1,808	Mellanox Technologies Ltd(a)	76,189
4,680	Mentor Graphics Corp	86,206
9,024	Microsemi Corp(a)	294,092
6,170	MobileIron Inc(a)	22,274
1,276	Monolithic Power Systems Inc	81,294
851	MTS Systems Corp	53,962
8,240	Nanometrics Inc(a)	124,754
745	NetScout Systems Inc(a)	22,872
8,936	ON Semiconductor Corp(a)	87,573
1,489	Power Integrations Inc	72,410
2,740	Press Ganey Holdings Inc(a)	86,447
1,937	Proofpoint Inc(a)	125,924
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2015
Shares		Fair Value
Technology — (continued)
2,340	PROS Holdings Inc(a)	$ 53,914
6,190	PTC Inc(a)	214,360
4,149	QAD Inc Class A	85,137
9,388	Qlik Technologies Inc(a)	297,224
9,675	QLogic Corp(a)	118,035
1,064	Qualys Inc(a)	35,208
10,520	Radware Ltd(a)	161,377
1,170	Semtech Corp(a)	22,136
851	Silicon Laboratories Inc(a)	41,308
7,336	Silicon Motion Technology Corp	230,057
5,774	Silver Spring Networks Inc(a)	83,203
5,090	SS&C Technologies Holdings Inc	347,494
1,170	Synaptics Inc(a)	93,998
4,715	Synchronoss Technologies Inc(a)	166,109
851	SYNNEX Corp	76,530
11,370	Teradyne Inc	235,018
763	Tyler Technologies Inc(a)	133,006
770	Ultimate Software Group Inc(a)	150,543
3,055	Veeva Systems Inc Class A(a)	88,137
2,659	VeriFone Systems Inc(a)	74,505
Shares		Fair Value
Technology — (continued)
2,022	Verint Systems Inc(a)	$ 82,012
9,303,731
TOTAL COMMON STOCK — 97.31% (Cost $49,833,531)		$ 48,436,843
EXCHANGE TRADED FUNDS
2,491	iShares Russell 2000 Growth ETF	347,270

EXCHANGE TRADED FUNDS — 0.70% (Cost $344,951)		$ 347,270
TOTAL INVESTMENTS — 98.01% (Cost $50,178,482)		$ 48,784,113
OTHER ASSETS & LIABILITIES, NET — 1.99%		$ 991,801
TOTAL NET ASSETS — 100.00%		$ 49,775,914
(a)	Non-income producing security.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
REIT	Real Estate Investment Trust
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2015
Great-West Multi-Manager Small Cap Growth Fund
ASSETS:
Investments in securities, fair value(a)	$48,784,113
Cash	1,294,766
Subscriptions receivable	55,059
Receivable for investments sold	78,507
Dividends receivable	22,101
Total Assets	50,234,546
LIABILITIES:
Payable to investment adviser	38,757
Payable for administrative services fees	2,108
Redemptions payable	376,887
Payable for investments purchased	40,880
Total Liabilities	458,632
NET ASSETS	$49,775,914
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$531,231
Paid-in capital in excess of par	52,286,974
Net unrealized depreciation	(1,394,369)
Accumulated net realized loss	(1,647,922)
NET ASSETS	$49,775,914
NET ASSETS BY CLASS
Initial Class	$7,050,185
Institutional Class	$42,725,729
CAPITAL STOCK:
Authorized
Initial Class	30,000,000
Institutional Class	150,000,000
Issued and Outstanding
Initial Class	753,111
Institutional Class	4,559,194
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Initial Class	$9.36
Institutional Class	$9.37
(a) Cost of investments	$50,178,482
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
Statement of Operations
For the period ended December 31, 2015
Great-West Multi-Manager Small Cap Growth Fund(a)
INVESTMENT INCOME:
Interest	$79
Dividends	95,947
Foreign withholding tax	(351)
Total Income	95,675
EXPENSES:
Management fees	139,401
Administrative services fees – Initial Class	7,436
Total Expenses	146,837
NET INVESTMENT LOSS	(51,162)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(1,648,527)
Net change in unrealized depreciation on investments	(1,394,369)
Net Realized and Unrealized Loss	(3,042,896)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,094,058)
(a) Fund commenced operations on September 10, 2015.
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the period ended December 31, 2015
Great-West Multi-Manager Small Cap Growth Fund	2015 (a)
OPERATIONS:
Net investment loss	$(51,162)
Net realized loss	(1,648,527)
Net change in unrealized depreciation	(1,394,369)
Net Decrease in Net Assets Resulting from Operations	(3,094,058)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Initial Class	7,892,020
Institutional Class	51,540,098
Shares redeemed
Initial Class	(393,267)
Institutional Class	(6,168,879)
Net Increase in Net Assets Resulting from Capital Share Transactions	52,869,972
Total Increase in Net Assets	49,775,914
NET ASSETS:
Beginning of year	0
End of year	$49,775,914
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Initial Class	793,878
Institutional Class	5,192,960
Shares redeemed
Initial Class	(40,767)
Institutional Class	(633,766)
Net Increase	5,312,305
(a) Fund commenced operations on September 10, 2015.
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized loss	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Initial Class
12/31/2015 (c)	$10.00	(0.02)	(0.62)	(0.64)	-	-	-	(0.00)	$9.36	(6.40%) (d)
Institutional Class
12/31/2015 (c)	$10.00	(0.01)	(0.62)	(0.63)	-	-	-	(0.00)	$9.37	(6.30%) (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of net investment loss to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Initial Class
12/31/2015 (c)	$ 7,050	1.25% (f)	1.25% (f)	N/A	(0.63%) (f)	25% (d)
Institutional Class
12/31/2015 (c)	$42,726	0.90% (f)	0.90% (f)	N/A	(0.28%) (f)	25% (d)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Fund commenced operations on September 10, 2015.
(d)	Not annualized for periods less than one full year.
(e)	Portfolio turnover is calculated at the Fund level.
(f)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-three funds. Interests in the Great-West Multi-Manager Small Cap Growth Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital growth. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Initial Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Initial Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2015

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Exchange Traded Funds	Exchange traded close price.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2015, 100% of the Fund’s investments are valued using Level 1 inputs. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period.  There were no transfers between Levels 1, 2 and 3 during the year.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on the basis of the first-in, first-out method (FIFO). Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Annual Report - December 31, 2015

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2015. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(51,767)	$51,162	$605
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Capital loss carryforwards	(538,448)
Post-October losses	(709,350)
Net unrealized depreciation	(1,794,493)
Tax composition of capital	$(3,042,291)
At December 31, 2015, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2015, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2015, were as follows:
No Expiration	$(538,448)
Total	$(538,448)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(709,350)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2015 were as follows:
Federal tax cost of investments	$50,578,606
Gross unrealized appreciation on investments	2,733,943
Gross unrealized depreciation on investments	(4,528,436)
Net unrealized depreciation on investments	$(1,794,493)

Annual Report - December 31, 2015

Application of Recent Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board issued ASU No. 2014-11, “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (ASU No. 2014-11). ASU No. 2014-11 amends the accounting for entities that enter into repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings. ASU No. 2014-11 requires new footnote disclosures for repurchase agreements and securities lending transactions accounted for as secured borrowings. The accounting changes in ASU 2014-11 are effective for the first interim or annual period beginning after December 15, 2014. The disclosure for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions accounted for as secured borrowings is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Fund adopted ASU No. 2014-11 for its fiscal year beginning January 1, 2015. The adoption of ASU No. 2014-11 did not have an impact on the Fund’s financial position or the results of its operations.
In May 2015, the Financial Accounting Standards Board issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (ASU No. 2015-07). ASU No. 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset per share practical expedient. The amendments are effective for interim and annual periods beginning after December 15, 2015. At this time, the Fund is evaluating the impact, if any, of ASU No. 2015-07 on the financial statements and related disclosures.
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.90% of the average daily net assets of the Fund. The management fee encompasses fund operation expenses. The Adviser and Great-West Funds have entered into sub-advisory agreements with Putnam Investment Management, LLC, Peregrine Capital Management, Inc and Lord, Abbett & Co LLC. The Fund is not responsible for payment of the sub-advisory fees.
Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners and receives from the Initial Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-three funds for which they serve as directors was $296,250 for the year ended December 31, 2015.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $64,383,032 and $12,556,023, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
4.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report - December 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Great-West Funds, Inc.
We have audited the accompanying statement of assets and liabilities of the Great-West Multi-Manager Small Cap Growth Fund (the “Fund”), one of the funds of Great-West Funds, Inc., including the schedule of investments, as of December 31, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 10, 2015 (inception) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Multi-Manager Small Cap Growth Fund as of December 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 10, 2015 (inception) to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 26, 2016

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2015, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Year of Birth	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Managing Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp	63	Director, Guaranty Bancorp
Donna L. Lynne 8515 East Orchard Road, Greenwood Village, CO 80111 1953	Independent Director	Since 2014	Executive Vice President and Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals; President, Kaiser Foundation Health Plan of Colorado; formerly, Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals	63	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	63	Director, Guaranty Bancorp

Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert K. Shaw 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chairman	Since 2014 (as Director) Since 2015 (as Chairman)	President, Individual Markets, GWL&A and GWL&A of NY; Director and Executive Vice President, GWFS; Manager, Chairman, President and Chief Executive Officer, GWCM	63	N/A
Officers
Name, Address, and Year of Birth	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chief Compliance Officer	Since 2004 (as Chief Compliance Officer)	Deputy General Counsel and Chief Compliance Officer, GWL&A and GWL&A of NY; Senior Vice President, Legal & Chief Compliance Officer, AAG, FASCore, and GWFS; Chief Compliance Officer, The Great-West Life Assurance Company, U.S. Operations, The Canada Life Assurance Company, formerly, Senior Vice President, Legal & Secretary, GWCM and Great-West Funds	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and Great-West Trust Company, LLC (“GWTC”)	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A and GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President & Assistant Secretary, GWCM	N/A	N/A

Officers
Name, Address, and Year of Birth	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, GWTC; Chief Financial Officer & Treasurer, GWCM	N/A	N/A
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Senior Vice President & Managing Director	Since 2012 (as Managing Director) Since 2014 (as Senior Vice President)	Senior Vice President, Product Management, GWL&A and GWL&A of NY; Manager, Senior Vice President and Managing Director, GWCM; Manager, Chairman, President and Chief Executive Officer, AAG	N/A	N/A
Edmund F. Murphy III 8515 East Orchard Road, Greenwood Village, CO 80111 1962	President and Chief Executive Officer	Since 2015	President, Empower Retirement, GWL&A and GWL&A of NY; Director, GWFS Equities, Inc; Chairman, President & Chief Executive Officer, GWFS; formerly, Head of Defined Contribution at Putnam Investments	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 1981	Assistant Secretary & Counsel	Since 2015	Counsel, Products, GWL&A; Assistant Secretary & Counsel, GWCM and GWTC	N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Vice President & Associate Chief Compliance Officer	Since 2011 (as Associate Chief Compliance Officer) Since 2014 (as Assistant Vice President)	Assistant General Counsel & Associate Chief Compliance Officer GWL&A; Assistant Vice President and Associate Chief Compliance Officer, GWCM, GWFS and AAG	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.
*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on June 11, 2015 (the “Meeting”), approved (i) the investment advisory agreement (the “Advisory Agreement”) between the Company and Great-West Capital Management, LLC (“GWCM”), and (ii) the investment sub-advisory agreements (the “Sub-Advisory Agreements”) between the Company, GWCM and each of Lord, Abbett & Co, LLC (“Lord Abbett”), Peregrine Capital Management, Inc. (“Peregrine”) and Putnam Investment Management, LLC (“Putnam”) (each, a “Sub-Adviser,” collectively, the “Sub-Advisers”), with respect to the Great-West Multi-Manager Small Cap Growth Fund (the “Fund”).
Pursuant to the Advisory Agreement, GWCM will act as investment adviser and, subject to oversight by the Board, direct the investments of the Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of the Fund.

Pursuant to the Sub-Advisory Agreements, each Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, will be responsible for the day-to-day management of the Fund, and for making decisions to buy, sell or hold any particular security in the Sub-Adviser’s respective sleeve of the portfolio.
In approving the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreements (collectively, the “Agreements”). The Board considered the existing relationship GWCM and Putnam have with the Company and the services GWCM and Putnam provide for other portfolios of the Company. The Board noted that, in evaluating the Agreement, it was taking into account its accumulated experience in working with GWCM and Putnam on matters relating to the Company’s other portfolios. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.
Based upon its review of the Agreements and the information provided to it, the Board concluded that the Agreements were fair and reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Fund by GWCM and each Sub-Adviser (each, an “adviser”). Among other things, the Board considered, as applicable, each adviser’s personnel, experience, resources and performance track record of managing a strategy similar to that which will be used for the Fund, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. The Board also reviewed, as applicable, the qualifications, background and responsibilities of the senior personnel proposed to serve the Fund and the portfolio managers to be responsible for the day-to-day management of the Fund. In addition, the Board considered, as applicable, each adviser’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as each Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by GWCM and the Sub-Advisers.

Investment Performance
The Board considered the investment performance of each Sub-Adviser as provided by GWCM. The Board reviewed performance information of similar strategies managed by each Sub-Adviser for the 1-, 3-, 5-, and 10-year periods ended December 31, 2014 as compared against the Russell 2000 Growth Index (“Russell 2000”) and the Morningstar small growth peer group average. For Peregrine and Lord Abbett, the Board noted that each Sub-Adviser outperformed the Russell 2000 and the Morningstar peer group average for each of the periods reviewed. For Putnam, the Board noted that, although Putnam underperformed the Russell 2000 for the 1-year period, it outperformed the Russell 2000 for the 3-, 5- and 10-year periods and outperformed the Morningstar peer group average for all periods reviewed. The Board also considered the projected performance of the Fund based on the expected allocation among the Sub-Advisers. The Board concluded that it was satisfied with the investment performance of each Sub-Adviser.
Costs and Profitability
The Board considered the costs of services to be provided by GWCM and each Sub-Adviser. With respect to the costs of services, the Board considered the unified investment management fee structure of the Fund and the level of the investment management fees payable by the Fund, as well as the structure and level of the sub-advisory fees payable by GWCM to the Sub-Advisers. In evaluating the sub-advisory fees, the Board considered the fees payable by other accounts managed by each Sub-Adviser and noted that the fees charged to these other accounts were competitive with the fee proposed to be charged to GWCM for the Fund.
The Board also considered the Fund’s Institutional Class estimated total expense ratio in comparison to the total expense ratios less intermediary fees as estimated by GWCM of the 10 largest small cap growth funds available on the same retirement platform as the Fund. Based on the information provided, the Board noted that, although the Fund’s Institutional Class estimated total annual operating expense ratio was higher than the average expense ratio of the 10 funds reviewed, it was in line with a number of the funds in the group. With regard to the sub-advisory fees, it was noted that those fees are paid by GWCM out of its management fees, and that for Lord Abbett and Peregrine, the rates payable by GWCM to each Sub-Adviser were generally the result of arms-length negotiations given that these Sub-Advisers are not affiliates of GWCM.
The Board also considered the overall financial soundness of GWCM and the Sub-Advisers. With respect to any profits to be realized by GWCM, the Board noted the start-up nature of the Fund. The Board considered the profits estimated to be realized by Peregrine. With respect to Putnam, the Board considered the Sub-Adviser’s representation that expected profits related to the Fund versus other advisory accounts could not be itemized because management and personnel time and services are not allocated among the various types of accounts and for Lord Abbett, that the Sub-Adviser does not account for profitability on sub-advised accounts, and noted that, since the Board had considered that any fees charged to other accounts managed by each Sub-Adviser were competitive with the fee charged to GWCM for the Fund, such information regarding the Sub-Advisers was not necessary to its approval of the Sub-Advisory Agreements. Based on the information provided, the Board concluded that the costs of the services to be provided and the profits estimated to be realized by GWCM and the Sub-Advisers, as applicable, were reasonable in relation to the nature, extent and quality of the services to be provided.

Economies of Scale
The Board considered the extent to which economies of scale may be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the level of management and sub-advisory fees payable by the Fund and GWCM, respectively, and whether those fees include breakpoints. Based on the information provided, the Board concluded that, although there were no breakpoints in the management fee schedule, the management and sub-advisory fee schedules reflect an appropriate recognition of economies of scale.
Other Factors
The Board considered ancillary benefits to be derived by GWCM or each Sub-Adviser from their relationships with the Fund as part of the total mix of information evaluated by the Board. In this regard, the Board noted that the Sub-Advisers may receive ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Advisers in return for allocating the Fund’s brokerage to such brokers. The Board noted where services were to be provided to the Fund by affiliates of GWCM. The Board took into account the fact that the Fund will be used as a funding vehicle under variable life and annuity contracts offered by insurance companies affiliated with GWCM and as a funding vehicle under retirement plans for which affiliates of GWCM may provide various retirement plan services. Additionally, the Board considered the extent to which GWCM’s parent company, Great-West Life and Annuity Insurance Company, and its affiliated insurance companies may receive benefits under the federal income tax laws with respect to tax deductions and credits. The Board concluded that the Fund’s proposed management and sub-advisory fees were reasonable, taking into account any ancillary benefits to be derived by GWCM or the Sub-Advisers.
Conclusion
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund.

ITEM 2. CODE OF ETHICS.
(a)	As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.
(c)	During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(f)	Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Ms. Donna Lynne is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $770,000 for fiscal year 2014 and $820,000 for fiscal year 2015.
(b)	Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $100,000 for fiscal year 2014 and $90,000 for fiscal year 2015. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2014 and $0 for fiscal year 2015.
(d)	All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(e)	(2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not Applicable.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2014 equaled $1,625,800 and for fiscal year 2015 equaled $745,000.
(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)	The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)	(1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2)	A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3)	Not applicable.
(b)	A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREAT-WEST FUNDS, INC.

By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer

Date:	February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer

Date:	February 25, 2016

By:	/s/ Mary C. Maiers
Mary C. Maiers
Chief Financial Officer & Treasurer

Date:	February 25, 2016